Amendment to 2008 Employment Agreement

The following are changes to the 2008 Employment Agreement between Columbia River Bank and Craig J. Ortega dated April 16, 2008 and signed August 7, 2008.

Section 4.1 Base salaries will be $117,600 on an annual basis, payable in equal bimonthly installments starting April 1, 2009.

Section 5.3 At this time employee will not receive the use of a Bank-owned vehicle in accordance with Bank policies unless the President/CEO states otherwise.

03-13-09

Craig J. Ortega

03-13-09

Pres/CEO Columbia River Bank